                                                                    Exhibit 10.8


                               The CRANBROOK Group
                          dba Las Positas Office Plaza

                                      LEASE

                                      DATED
                                OCTOBER 10, 1999

                                 BY AND BETWEEN


                     CRANBROOK REALTY INVESTMENT FUND, L.P.
                                   AS LANDLORD


                                       AND


                       MEDIA SYNERGY SOFTWARE CORPORATION
                                    AS TENANT



                      AFFECTING PREMISES COMMONLY KNOWN AS
                            LAS POSITAS OFFICE PLAZA
                      5976 W. LAS POSITAS BLVD., SUITE 126
                             PLEASANTON, CALIFORNIA

                                TABLE OF CONTENTS

ARTICLE 1
        DEFINITIONS.........................................................4
         1.1      General...................................................4
         1.2      Additional Rent...........................................4
         1.3      Address for Notices.......................................4
         1.4      Agents....................................................4
         1.5      Agreed Interest Rate......................................4
         1.6      Base Monthly Rent.........................................4
         1.7      Building..................................................4
         1.8      Commencement Date.........................................4
         1.9      Common Area...............................................4
         1.10     Common Operating Expenses.................................4
         1.11     Effective Date............................................4
         1.12     Event of Tenant's Default.................................4
         1.13     Hazardous Materials.......................................4
         1.14     Insured and Uninsured Peril...............................4
         1.15     Law.......................................................5
         1.16     Lease.....................................................5
         1.17     Lease Term................................................5
         1.18     Lender....................................................5
         1.19     Permitted Use.............................................5
         1.20     Premises..................................................5
         1.21     Project...................................................5
         1.22     Private Restrictions......................................5
         1.23     Real Property Taxes.......................................5
         1.24     Rentable Area.............................................5
         1.25     Scheduled Commencement Date...............................5
         1.26     Security Instrument.......................................5
         1.27     Summary...................................................6
         1.28     Tenant's Alterations......................................6
         1.29     Tenant's Share............................................6
         1.30     Trade Fixtures............................................6
ARTICLE 2
        DEMISE, CONSTRUCTION, AND ACCEPTANCE................................6
         2.1      Demise of Premises........................................6
         2.2      Commencement Date.........................................6
         2.3      Construction of Improvements..............................6
         2.4      Delivery and Acceptance of Possession.....................7
         2.5      Early Occupancy...........................................7
         2.6      Relocation................................................7
ARTICLE 3
        RENT................................................................8
         3.1      Base Monthly Rent.........................................8
         3.2      Additional Rent...........................................8
         3.3      Payment of Rent...........................................8
         3.4      Late Charge and Interest on Rent in Default...............9
         3.5      Security Deposit..........................................9
ARTICLE 4
        USE OF PREMISES.....................................................9
         4.1      Limitation on Use.........................................9
         4.2      Compliance with Regulations..............................10
         4.3      Outside Areas............................................10
         4.4      Signs....................................................10
         4.5      No Light, Air or View Easement...........................10
         4.6      Parking..................................................10
         4.7      Rules and Regulations....................................10
ARTICLE 5
        TRADE FIXTURES AND ALTERATIONS.....................................11
         5.1      Trade Fixtures...........................................11
         5.2      Tenant's Alteration......................................11
         5.3      Alterations Required by Law..............................11
         5.4      Amortization of Certain Capital Improvements.............12
         5.5      Mechanic's Liens.........................................12
         5.6      Taxes on Tenant's Property...............................12
ARTICLE 6
        REPAIR AND MAINTENANCE.............................................12
         6.1      Tenant's Obligation to Maintain..........................12
         6.2      Landlord's Obligation to Maintain........................12
         6.3      Control of Common Area...................................13
ARTICLE 7
        WASTE DISPOSAL AND UTILITIES.......................................13
         7.1      Waste Disposal...........................................13
         7.2      Hazardous Materials......................................13
         7.3      Utilities................................................14
         7.4      Utilities and Services...................................14
         7.5      Compliance with Governmental Regulations.................14
ARTICLE 8
        COMMON OPERATING EXPENSES..........................................14
         8.1      Tenant's Obligations to Reimburse........................14
         8.2      Common Operating Expenses Defined........................16
         8.3      Real Property Taxes Defined..............................16
ARTICLE 9
        INSURANCE..........................................................17
         9.1      Tenant's Insurance.......................................17
         9.2      Landlord's Insurance.....................................18
         9.3      Tenant's Obligation to Reimburse.........................18
         9.4      Release and Waiver of Subrogation........................18
ARTICLE 10
        LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY...................19
         10.1     Limitation on Landlord's Liability.......................19
         10.2     Limitation on Tenant's Recourse..........................19
         10.3     Indemnification of Landlord..............................19
ARTICLE 11
        DAMAGE TO PREMISES.................................................20
         11.1     Landlord's Duty to Restore...............................20
         11.2     Landlord's Right to Terminate............................20
         11.3     Tenant's Right to Terminate..............................21
         11.4     Abatement of Rent........................................21
ARTICLE 12
        CONDEMNATION.......................................................21
         12.1     Landlord's Termination Right.............................21
         12.2     Tenant's Termination Right...............................21

         12.3     Restoration and Abatement of Rent........................21
         12.4     Temporary Taking.........................................22
ARTICLE 13
        DEFAULT AND REMEDIES...............................................22
         13.1     Events of Tenant's Default...............................22
         13.2     Landlord's Remedies......................................23
         13.3     Waiver...................................................24
         13.4     Limitation on Exercise of Rights.........................24
         13.5     Waiver by Tenant of Certain Remedies.....................24
ARTICLE 14
        ASSIGNMENT AND SUBLETTING..........................................25
         14.1     Transfer By Tenant.......................................25
         14.2     Transfer By Landlord.....................................27
ARTICLE 15
        GENERAL PROVISIONS.................................................27
         15.1     Landlord's Right to Enter:  .............................27
         15.2     Surrender of the Premises................................28
         15.3     Holding Over.............................................28
         15.4     Subordination............................................28
         15.5     Mortgaged Protection and Attornment......................29
         15.6     Estoppel Certificates and Financial Statements...........29
         15.7     Reasonable Consent.......................................29
         15.8     Notices..................................................29
         15.9     Attorneys' Fees..........................................29
         15.10    Corporate Authority......................................29
         15.11    Miscellaneous............................................30
         15.12    Termination by Exercise of Right.........................30
         15.13    Brokerage Commissions....................................30
         15.14    Force Majeure............................................30
         15.15    Private Restrictions.....................................31
         15.16    Entire Agreement.........................................31
         15.17    Corporate Signers........................................31
ARTICLE 16
        ADDITIONAL PROVISIONS .............................................31

Exhibit "A"
         Site Plan.........................................................33
Exhibit "B"
         Space Plan........................................................34
Exhibit "D"
         Acceptance Agreement..............................................35
Exhibit "E"
         Form of Subordination Agreements..................................36
Exhibit "F"
         Landlord Services.................................................39
Exhibit "G"
         Rules and Regulations.............................................41
Exhibit "H"
         Hazardous Materials Questionnaire.................................45
Exhibit "I"
         Description of Recording Information for Private Restrictions.....51
Exhibit "J"
         Sign Criteria.....................................................52

                          SUMMARY OF BASIC LEASE TERMS

                                     SECTION
                             (LEASE REFERENCE)TERMS

                                       A.
                                 (Introduction)

Lease Reference Date:            October 10, 1999

B.       Landlord: Cranbrook Realty Investment Fund, L.P., dba Las Positas
         Office Plaza

C.       Tenant: Media Synergy Software Corporation, a Ontario corporation

D.
(Section 1.20)Premises:    That area consisting of approximately 2,318 square
                           feet of rentable area the address of which is 5976 W.
                           Las Positas Blvd., Suite 126, Pleasanton, California, within the building as Shown on Exhibit A.

E.
(Section 1.21)Project:     The land and improvements shown on Exhibit A
                           consisting of two (2) buildings the aggregate rentable area of which is approximately 105,358 square feet.

F.
(Section 1.7)Building:     The building in which the Premises are located, known
                           as 5976 W. Las Positas Boulevard, Pleasanton, CA
                           94688 containing approximately 2,318 square feet of rentable area.

G.
(Section 1.29)Tenant's Share:       2.2%

H.
Section (4.6)Tenant's Allocated
Parking Stalls:                  Nine (9) spaces

I.
(Section 1.25)Scheduled
Commencement Date:               November 1, 1999 or upon substantial completion
                                 of tenant improvements.

J.
(Section 1.17)Lease Term:           Five (5) years

K.
(Section 3.1)Base Monthly Rent:

                Months 01-12:       $2.30 per rentable square foot, full service
                Months 13-24:       $2.35 per rentable square foot, full service
                Months 25-36:       $2.40 per rentable square foot, full service
                Months 37-48:       $2.45 per rentable square foot, full service
                Months 49-60:       $2.50 per rentable square foot, full service

L.
(Section 3.3)Prepaid Rent:          $0.00

M.

(Section 3.5)Security Deposit:      Eleven thousand five hundred ninety and
                                    00/100 dollars ($11,590.00). See paragraph
                                    16.3.

N.
(Section 4.1)Permitted Use:         General office/administrative

O.
(Section 5.2)Permitted Tenant's
Alterations Limit:                  $0.00

P.
(Section 8.1)Common Operating
Expense Base Year:                  1999

Q.
(Section 9.1)Tenant's Liability
Insurance Minimum:                  $2,000,000.00

R.
(Section 1.3)Landlord's Address:    The Cranbrook Group
                                    5994 W. Las Positas Blvd., Suite 205
                                    Pleasanton, CA  94588

S.
(Section 1.3)Tenant's Address:      Media Synergy Software Corporation
                                    5976 W. Las Positas Blvd., Suite 126
                                    Pleasanton, CA  94588
                                    ATTN:  Office Manager

T.
(Section 15.13)Retained Real
Estate Brokers:                     Cornish & Carey Commercial representing the
                                    Landlord/TRI representing the Tenant

U.
(Section 1.16)Lease:                This Lease includes the summary of the Basic
                                    Lease Terms, the Lease, and the following exhibits and addenda: Exhibit A (site plan of the Project containing description of the Premises), Exhibit B (Space Plan), Exhibit D
                                    (acceptance agreement), Exhibit E (form of subordination agreement), Exhibit F
                                    (Landlord Services), Exhibit G (Rules and
                                    Regulations), Exhibit H (Hazardous Materials
                                    Questionnaire), Exhibit I (description of
                                    Private Restrictions), Exhibit J (sign
                                    criteria).

         The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be (Approved Specifications), construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

LANDLORD:                                    TENANT:

Cranbrook Realty Investment Fund, L.P.       Media Synergy Software Corporation,
                                             a California corporation
Dba: Las Positas Office Plaza

By: Cranbrook Equity Investment Corporation
a California Corporation, General Partner

By: /s/ Kevin M. Fitzpatrick                   By: /s/ Martha Ainsley
----------------------------------                ------------------------------
      Kevin M. Fitzpatrick                             Wilson Lee
      Vice President, Operations                       Chief Financial Officer

Dated:  11/1/99                                Date: 10/21/99
      ----------------------------                   ---------------------------

         This Lease is dated as of the lease reference date specified in Section A of the Summary and is made by and between the party identified in Section B of the Summary and the party identified as Tenant in Section C of the Summary.

                                    ARTICLE 1

                                   DEFINITIONS

         1.1 General: Any initially capitalized term that is given a special meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

         1.2 Additional Rent: The term "Additional Rent" is defined in Section 3.2.

         1.3 Address for Notices: The term "Address for Notices" shall mean the addresses set forth in Sections R and S of the Summary; provided, however, that after the Commencement Date, Tenant's Address for Notices shall be the address of the Premises.

         1.4 Agents: The term "Agents" shall mean the following: (i) with respect to Landlord or Tenant, the agents, employees, contractors, and invitees of such party; and (ii) in addition with respect to Tenant, Tenant's permitted subtenants and their respective agents employees, contractors, and invitees.

         1.5 Agreed Interest Rate: The term "Agreed Interest Rate" shall mean that interest rate determined as of the time it is to be applied that is equal to the lessee of (i) the greater of (A) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time or (B) 10% per annum, or (ii) the maximum interest rate permitted by Law.

         1.6 Base Monthly Rent: The term "Base Monthly Rent" shall mean the fixed monthly rent payable by Tenant pursuant to Section 3.1 which is specified in Section K of the Summary.

         1.7 Building: The term "Building" shall mean the building in which the Premises are located which Building is identified in Section F of the Summary, the rentable area of which is referred to herein as the "Building Rentable Area."

         1.8 Commencement Date: The term "Commencement Date" is the date the Lease Term commences, which term is defined in Section 2.2.

         1.9 Common Area: The term "Common Area" shall mean all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

         1.10 Common Operating Expenses: The term "Common Operating Expenses" is defined in Section 8.2.

         1.11 Effective Date: The term "Effective Date" shall mean the date the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

         1.12 Event of Tenant's Default: The term "Event of Tenant's Default" is defined in Section 13.1.

         1.13 Hazardous Materials: The terms "Hazardous Materials" and "Hazardous Materials Laws" are defined in Section 7.2E.

         1.14 Insured and Uninsured Peril: The terms "Insured Peril" and "Uninsured Peril" are defined in Section 11.2E.

         1.15 Law: The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority have jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effect Date or any time during the Lease Term.

         1.16 Lease: The term "Lease" shall mean the Summary and all elements of this Lease identified in Section U of the Summary, all of which are attached hereto and incorporated herein by this reference.

         1.17 Lease Term: The term "Lease Term" shall mean the term of this Lease, which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.

         1.18 Lender: The term "Lender" shall mean any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

         1.19 Permitted Use: The term "Permitted Use" shall mean the use specified in Section N of the Summary.

         1.20 Premises: The term "Premises" shall mean that building area described in Section D of the Summary that is within the Building.

         1.21 Project: The term "Project" shall mean that real property and the improvements thereon which are specified in Section E of the Summary, the aggregate rentable area of which is referred to herein as the "Project Rentable Area."

         1.22 Private Restrictions: The term "Private Restrictions" shall mean all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date including, without limitation, those set forth on Exhibit I hereto.

         1.23 Real Property Taxes: The term "Real Property Taxes" is defined in
Section 8.3.

         1.24 Rentable Area: The term "Rentable Area" as used in the Lease shall mean:

                  A. The usable area as determined by Landlord's architect, multiplied by a load factor of 1.15 to approximate Tenant's share of common areas which include corridors, lobbies, restrooms, mechanical rooms, electrical rooms, and telephone closets, which are maintained by the Landlord for the common benefit of all tenants of the building.

                  B. Landlord and Tenant agree that (i) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premise, (ii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iii) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any way of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor.

         1.25 Scheduled Commencement Date: The term "Scheduled Commencement Date" shall mean the date specified in Section I of the Summary.

         1.26 Security Instrument: The term "Security Instrument" shall mean any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

         1.27 Summary: The term "Summary" shall mean the Summary of Basic Lease Terms executed by Landlord and Tenant that is part of this Lease.

         1.28 Tenant's Alterations: The term "Tenant's Alterations" shall mean all improvements, additions, alterations, and fixtures installed in the Premises by Tenant at its expense, which are not Trade Fixtures.

         1.29 Tenant's Share: The term "Tenant's Share" shall mean the percentage obtained by dividing Tenant's Rentable Area by the Building Rentable Area, which as of the Effective Date is the percentage identified in Section G of the Summary. In the event Landlord constructs other buildings on the Project Landlord may, in Landlord's sole discretion, reformulate Tenant's Share, as to any or all of the items which comprise Operating Expenses, to reflect the rentable square footage of the Premises as a percentage of all rentable square footage of the Project. In the event Tenant's Share is reformulated in accordance with this Paragraph 1.30, Landlord shall promptly provide Tenant notice of such reformulation, together with a written statement showing in reasonable detail the manner in which Tenant's Share was reformulated and a list of all items of Operating Expenses which will be accounted for using the reformulated percentage. Any items of Operating Expenses to which the reformulated share is not applied shall be accounted for using the Tenant's Share set forth in Section G of the Summary.

         1.30 Trade Fixtures: The term "Trade Fixtures" shall mean (i) Tenant's inventory, furniture, signs, and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

                                    ARTICLE 2

                      DEMISE, CONSTRUCTION, AND ACCEPTANCE

         2.1 Demise of Premises: Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for Tenant's own use in the conduct of Tenant's business together with (i) the non-exclusive right to use the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in Section 4.5), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises. Landlord reserves the use of exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises.

         2.2 Commencement Date: If Landlord is not obligated to construct improvements prior to the Commencement Date pursuant to Section 2.3, then on the Scheduled Commencement Date Landlord shall deliver possession of the Premises to Tenant and the Lease Term shall commence, and such date shall be referred to herein as the "Commencement Date". If Landlord is required to construct improvements to the Premises prior to the Commencement Date, then the Scheduled Commencement Date shall be only an estimate of the actual Commencement Date, and the term of this Lease shall begin on the first to occur of the following, which shall be the "Commencement Date": (i) the date Landlord offers to deliver possession of the Premises to Tenant following substantial completion of all improvements to be constructed by Landlord pursuant to Section 2.3 except for punchlist items which do not prevent Tenant from using the Premises for the Permitted Use and such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or (ii) the date Tenant enters into occupancy of the Premises.

         2.3 Construction of Improvements: Prior to the Commencement Date, Landlord shall construct certain improvements that shall constitute or become part of the Premises if required by, and then in accordance with, the terms of Exhibit B and Exhibit C.

         2.4 Delivery and Acceptance of Possession: If this Lease provides that Landlord must deliver possession of the Premises to Tenant on a certain date, then if Landlord is unable to deliver possession of the Premises to Tenant on or before such date for any reason whatsoever, this Lease shall not be void or voidable for a period of 180 days thereafter, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Tenant shall accept possession and enter into good faith occupancy of the entire Premises and commence the operation of its business therein within 30 days after the Commencement Date. Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises, as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, Tenant agrees to accept possession of the Premises in its then existing condition, "as-is", including all patent and latent defects. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of any work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease except for defects of which Tenant has given Landlord written notice prior to the time Tenant takes possession. At the time Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in the form attached as Exhibit D, appropriately completed. Landlord shall have no obligation to deliver possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant's obligation to pay Base Monthly Rent and Additional Rent shall not be excused or delayed because of Tenant's failure to execute such acceptance agreement.

         2.5 Early Occupancy: If Tenant enters or permits its contractors to enter the Premises prior to the Commencement Date and the written permission of Landlord, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay rent, which shall commence on the Commencement Date.

         2.6 Relocation.

                  A. Relocation Prior to Possession. Prior to Tenant's occupancy Landlord shall have the right to relocate the Premises to another part of the Project in accordance with the following:

                           (1) The relocated Premises shall be substantially the
same in size, dimension, configuration, decor and nature as the Premises described in this Lease, and shall be placed in that condition at Landlord's cost.

                           (2) The physical relocation of the premises shall be
accomplished at Landlord's cost.

                           (3) Landlord shall give Tenant at least fifteen (15)
days prior written notice of Landlord's intention to relocate the Premises.

                           (4) If the relocation has not been completed as of
Scheduled Commencement Date Rent shall be abated during the period between the Scheduled Commencement Date and the time the relocated Premises are delivered to Tenant.

                           (5) All reasonable costs incurred by Tenant which are
directly related to the relocation, including, but not limited to, the costs of reasonable quantities of new stationery and business cards for which address changes are required, customary advertising then is use, and the cost of address changes to directories and similar items in which Tenant is customarily and actually advertising at the date of Landlord's notice to Tenant of the proposed relocation, shall be paid by Landlord in a sum not to exceed, in the aggregate, Tenant's Base Monthly Rent as specified in Section K of the Summary.

                           (6) If the relocated Premises are smaller or larger
than the Premises as they existed before the relocation, Base Rent shall be adjusted to a sum computed by multiplying the Base Rent by a fraction, the numerator of which shall be the total number of square feet in the relocated Premises, and the denominator of which shall be the total number of square feet in the Premises before relocation. In addition, Tenant's percentage share of Common Operating Expenses shall be similarly adjusted.

                           (7) Tenant may not terminate this Lease as a result
of Landlord's election to relocate the Premises pursuant to this Paragraph 2.6

                  B. Relocation During Term. At any time during the Lease Term, Landlord shall have the right to relocate the Premises to another part of the Project in the same manner and upon the same terms and conditions set forth in Paragraph 2.6A except:

                           (1) Landlord shall give Tenant sixty (60) days notice
of Landlord's intention to relocate the Premises.

                           (2) Within said sixty (60) day period Tenant shall
have the right to accept or reject the proposed relocation.

                           (3) If Tenant rejects the proposed relocation or
fails to unequivocally accept, in writing, the proposed relocation within said sixty (60) day period, Landlord shall have the right, exercisable by written notice to Tenant within thirty (30) days after the expiration of said sixty (60) day period, to terminate this Lease, such termination to be effective as of any date chosen by Landlord and specified in Landlord's notice of termination but not less than sixty (60) days after the date of Landlord's notice of termination. If Landlord does not deliver its notice of termination within said thirty (30) day period, this Lease shall remain in full force and effect for the balance of the term remaining hereunder as to the Premises then occupied by Tenant and Tenant shall not be required to relocate.

                  C. New Premises. Upon any relocation pursuant to Section
Section 2.6A or 2.6B, the relocated Premises shall become the premises leased by Tenant hereunder and all references in this Lease to the "Premises" shall refer thereto.

                                    ARTICLE 3

                                      RENT

         3.1 Base Monthly Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.

         3.2 Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the "Additional Rent"): (i) any late charges or interest due Landlord pursuant to Section 3.4; (ii) Tenant's Share of Common Operating Expenses as provided in
Section 8.1; (iii) Landlord's share of any Subrent received by Tenant upon certain assignments and sublettings as required by Section 14.1; (iv) any legal fees and costs due Landlord pursuant to Section 15.9, and (v) any other charges due Landlord pursuant to this Lease.

         3.3 Payment of Rent: Concurrently with the execution of this Lease by both parties, Tenant shall pay to Landlord the amount set forth in Section L of the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. If Section K of the Summary provides that the Base Monthly Rent is to be increased during the Lease Term and if the date of such increase does not fall on the first day of a calendar month, such increase shall become effective on the first day of the next calendar month. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in Section 11.4 and Section 12.3), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section R of the Summary, or at such other place as Landlord may designate form time to time. Tenant's obligation to pay Base Monthly Rent and Tenant's Share of Common Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

         3.4 Late Charge and Interest on Rent in Default: If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within three business days following the date such payment is due, then Tenant shall immediately pay to Landlord a late charge equal to 5% of such delinquent rent as liquidated damages for Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to Section 13.2C. If any rent remains delinquent for a period in excess of 30 days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

         3.5 Security Deposit: On the Effective Date, Tenant shall deposit with Landlord the amount set forth in Section M of the Summary as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Premises caused by Tenant; (iii) to clean the Premises upon termination of the Lease; and (iv) to remedy any other default of Tenant to the extent permitted by Law and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient o restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in Business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit.

                                    ARTICLE 4

                                 USE OF PREMISES

         4.1 Limitation on Use: Tenant shall use the Premises solely for the Permitted Use specified in Section N of the Summary. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the

Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant's Trade Fixtures and Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetration of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including any public or private auction, fire sale, going out of business sale, distress sale or other liquidation sale.

         4.2 Compliance with Regulations: Tenant shall not use the Premises in any manner, which violates any Laws, or Private Restrictions, which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions (including, without limitation, the Americans with Disabilities Act). Tenant shall not use the Premises in any manner, which will cause a cancellation of any insurance policy covering Tenant's Alterations, or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sole in or about the Premises any article, which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters, which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

         4.3 Outside Areas: No materials, supplies, tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

         4.4 Signs: Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord's sign criteria attached as Exhibit J, and shall be installed at the expense of Tenant.
Tenant shall maintain such signs in good condition and repair.

         4.5 No Light, Air or View Easement: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

         4.6 Parking: Tenant is allocated and shall have the non-exclusive right to use not more than the number of Tenant's Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use and the use of Tenant's Agents, the location of which may be designated from time to time by Landlord. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be
(i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in any such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

         4.7 Rules and Regulations: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees, including, without limitation, those set forth on Exhibit G hereto. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provision of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules and regulations.

                                    ARTICLE 5

                         TRADE FIXTURES AND ALTERATIONS

         5.1 Trade Fixtures: Throughout the Lease Term, Tenant may provide and install, and shall maintain in good condition, any Trade fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

         5.2 Tenant's Alteration: Construction by Tenant of Tenant's Alterations shall be governed by the following:

                  A. Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior written approval. Tenant shall be entitled, without Landlord's prior approval, to make Tenant's Alterations (i) which do not affect the structural or exterior parts or water tight character of the Building, and (ii) the reasonably estimated cost of which, plus the original cost of any part of the Premises removed or materially altered in connection with such Tenant's Alterations, together do not exceed the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvements. In the event Landlord's approval for any Tenant's Alterations is required, Tenant shall not construct the Leasehold Improvement until Landlord has approved in writing the plans and specifications therefor, and such Tenant's Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord. All Tenant's Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

                  B. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

                  C. All Tenant's Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and

Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant's Alterations, Tenant shall so remove such Tenant's Alterations prior to the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant's Alterations with respect to which the following is true: (i) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Leasehold Improvement in question; (ii) at the time Tenant requested Landlord's approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Leasehold Improvement at the expiration of the Lease Term; and (iii) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Leasehold improvements at the expiration of the Lease Term.

         5.3 Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort to the Premises that is required by any Law because of (i) Tenant's particular use or change of use of the Premises; (ii) Tenant's application for any permit or governmental approval; (iii) Tenant's construction or installation of any Tenant's Alterations or Trade Fixtures; or
(iv) the Americans with Disabilities Act. Any other alteration, addition, or change required by Law, which is not the responsibility of Tenant pursuant to the foregoing, shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant specified in Section 5.4).

         5.4 Amortization of Certain Capital Improvements: Tenant shall pay Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project and the cost thereof is not reimbursable as a Common Operating Expense: (i) capital improvements required to be constructed in order to comply with any Law (excluding Hazardous Materials Law) not in effect or applicable to the Project as of the Effective Date, and specifically including the Americans with Disabilities Act (as it applies to Common Areas); (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Common Operating Expenses of the Project; (iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear; and (iv) restoration of any part of the Project that has been damaged by any peril to the extent the cost thereof is not covered by insurance proceeds actually recovered by Landlord up to a maximum amount per occurrence of 10% of the then replacement cost of the Project. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

                  A. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvements (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional leader (but in no event to exceed the maximum legal rate), and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

                  B. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant's Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

         5.5 Mechanic's Liens: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant's Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord's Agents), Tenant shall bond against or discharge the same within 10 days after the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

         5.6 Taxes on Tenant's Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

                                    ARTICLE 6

                             REPAIR AND MAINTENANCE

         6.1 Tenant's Obligation to Maintain: Except as otherwise provided in
Section 6.2, Section 11.1, and Section 12.3, Tenant shall, at all times during the Lease Term, maintain the Premises in good order, condition and repair. Tenant shall be responsible for the maintenance, repair and replacement, when necessary of wall, window and floor coverings.

         6.2 Landlord's Obligation to Maintain: Landlord shall repair and maintain, in reasonably good condition except as provided in Section 11.2 and
Section 12.1 the following: (i) the structural parts of the Building (including foundation, load-bearing and exterior walls, subflooring and roof), (ii) the Common Area of the Building, (iii) the electrical, utility, plumbing, sewage and HVAC equipment servicing of the Building, installed or furnished by Landlord, and (iv) interior demising walls and partitions (but not wall or partition coverings), windows, ceiling light fixtures, drop ceiling and doors. It is an express condition precedent to all Landlord's Obligations to repair and maintain that Tenant shall have first notified Landlord in writing of the need for such repairs and maintenance.

         6.3 Control of Common Area: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking paces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project, and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant's business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises without first obtaining Tenant's consent.

                                    ARTICLE 7

                          WASTE DISPOSAL AND UTILITIES

         7.1 Waste Disposal: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

         7.2 Hazardous Materials: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

                  A. As a condition to the effectiveness of this Lease, Tenant shall accurately and fully complete Landlord's Hazardous Materials Questionnaire in the form attached hereto as Exhibit H. This Lease shall be of no force or effect unless and until Landlord approves Tenant's completed Hazardous Materials Questionnaire. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents after the Effective Date in or about the Project shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall save, protect, indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Project by Tenant or Tenant's Agents after the Effective Date.

                  B. If the presence of Hazardous Materials on the Project caused or permitted by Tenant or Tenant's Agents after the Effective Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof. Tenant shall further be solely responsible for, and shall save, protect, defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including attorneys' fees, experts' fees, and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Project to its condition existing prior to the appearance of such Hazardous Materials.

                  C. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and which Landlord consents in writing may be brought onto the Premises. At any time during the Lease Term, Tenant shall, within five days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Project, the nature of such use, and the manner of storage and disposal.

                  D. Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in Section 7.2A and/or Section 7.2B.

                  E. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance with is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response; Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

                  F. The obligations of Landlord and Tenant under this Section
7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 7.2. In the event of any inconsistency between any other part of this Lease and this Section 7.2, the terms of this Section 7.2 shall control.

         7.3 Utilities: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may
(i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of Tenant's excess use of such utility service, or (ii) install a separate meter (at Tenant's expense) to measure the utility service supplied to the Premises.

         7.4 Utilities and Services. Provided that there are no uncured Events of Tenant's Default, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Landlord Services, attached hereto as Exhibit F, subject to the conditions and in accordance with the standards set forth therein. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall rent be abated by reason of failure to furnished any of the foregoing items as a result of: (a) accident, breakage, or repairs; (b) strikes, lockouts or other labor disturbance or labor dispute of any character; (c) governmental regulation, moratorium or other governmental action; (d) inability, despite the exercise of reasonable diligence, to obtain electricity, water or fuel; (e) interruption necessary to install or repair facilities in the Building; or (f) any other causes beyond Landlord's reasonable control. In the event of any failure, stoppage or interruption of such services, Landlord shall diligently attempt to resume service promptly.

         7.5 Compliance with Governmental Regulations. Landlord and Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

                                    ARTICLE 8

                            COMMON OPERATING EXPENSES

         8.1 Tenant's Obligations to Reimburse. As Additional Rent, Tenant shall pay Tenant's Share (specified in Section G of the Summary) of the amount (if any) by which Common Operating Expenses paid or incurred in any calendar year during the Lease Term exceeds the Common Operating Expense Base Amount identified in Section P of the Summary (which excess is referred to herein as the "Excess Expense") for any annual period or portion hereof. If the Project contains more than one building, then Tenant shall pay Tenant's Share of the Excess Expenses for the calendar year in question based upon the Common Operating Expenses fairly allocable to the Building, which includes (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and (ii) a proportionate share based on the Building Rentable Area as a percentage of the Project Rentable Area of the

Common Operating Expenses which relate to the Project in general and are not fairly allocable to any one building within the Project. The following provision shall apply to the foregoing obligation of Tenant:

                  A. Payment shall be made by whichever of the following methods is from time to time designed by Landlord, and Landlord may change the method of payment at any time. After each calendar year during the Lease Term, Landlord may invoice Tenant for Tenant's Share of the Excess Expenses for such calendar year, and Tenant shall pay such amounts so invoiced within five (5) days after receipt of such notice. Alternatively, (i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Excess Expenses it anticipates will be paid or incurred for the calendar year in question; (ii) during such calendar year, Tenant shall pay such Tenant's Share of the estimated Excess Expenses in advance in equal monthly installments due with each installment of the Base Monthly Rent; and (iii) within ninety (90) days after the end of such calendar year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Excess Expenses paid or incurred by landlord in accordance with this paragraph during the just ending calendar year, and thereupon there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord, as the case may require, within five (5) days after delivery by Landlord to Tenant of such statement, to the end that Landlord shall receive the entire amount of Tenant's Share of all the Excess Expenses for such calendar year and no more.

                  B. Tenant shall have the right, exercisable upon reasonable prior notice to Landlord in writing, to inspect Landlord's books and records relating to Common Operating Expenses at Landlord's office within 90 days of receipt of any annual statement for the same, for the purpose of verifying the charges contained in such statement.
Tenant may not withhold payment pending completion of such inspection.

         8.2 Common Operating Expenses Defined: The term "Common Operating Expenses" shall mean the following:

                  A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project;
(ii) maintenance of the liability, fire and property damage insurance covering the Project carried by Landlord pursuant to Section 9.2 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions;
(vi) operating, maintaining, repairing, cleaning, painting, restriping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security; and (ix) staffing and administering (including supplies, telephones, equipment rental, payroll burden, professional fees, taxes and licenses and tenant and broker relations) an on-site project office.

                  B. The following costs: (i) Real Property Taxes as defined in
Section 8.3; (ii) the amount of any "deductible" paid by Landlord with respect to damage caused by any Insured Peril; (iii) the cost to repair damage caused by an Uninsured Peril up to a maximum amount in any 12 month period equal to 2% of the replacement cost of the buildings or other improvements damaged; and (iv) that portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by Section 8.2A that is fairly allocable to the Project;

                  C. Fees for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord).

                  D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Common Operating Expenses shall not include any of the following:
(i) payments on any loans or ground leases affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project; (iii) leasing commissions; (iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project; and (v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by Section 7.2.

         8.3 Real Property Taxes Defined: The term "Real Property Taxes" shall mean all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction or any other cause), now or hereafter imposed by an governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord's business of leasing the Project. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord's interest therein, or
(ii) on or measured by the gross receipts, income or rentals from the project, on Landlord's business of leasing the project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the project, then only that part of such Real Property Tax that is fairly allocable to the project shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources. Tenant acknowledges that the "assessments" referred to in this Section 8.3 may include assessment districts or other funding mechanisms, including but not limited to, improvement districts, maintenance districts, special services zones or districts, or any combination thereof (collectively hereafter called "Assessment Districts") for the construction, alteration, expansion, improvement, completion, repair, operation, or maintenance, as the case may be, of on-site or off-site improvements, or services, or any combination thereof as required by the City of Pleasanton (the "City"), as a condition of approving or modifying the development of which the Premises are a part. These Assessment Districts may provide, among other things, the following improvements or services: streets, curbs, interchanges, highways, traffic noise studies and mitigation measures, traffic control systems and expansion of city facilities to operate same, landscaping and lighting maintenance services, maintenance of flood and control facilities, water storage and distribution facilities, fire apparatus, manpower, and other fire safety facilities, and sports facilities. Tenant hereby consents to the formation of any and all existing and future Assessment Districts and waives any and all rights of notice and any and all rights of protest in connection with formation of any Assessment Districts and agrees to execute all documents, including, but not limited to, formal waivers of notice and protest, evidencing such consent and waiver upon request of Landlord or the City.

                                    ARTICLE 9

                                    INSURANCE

         9.1 Tenant's Insurance: Tenant shall maintain insurance complying with all of the following:

                  A. Tenant shall procure, pay for and keep in full force and effect the following:

                           (1) Commercial general liability insurance, including
property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Liability Insurance Minimum specified in Section Q of the Summary, which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in Section 10.3;

                           (2) Fire and property damage insurance in so-called
"all risk" form insuring Tenant's Trade Fixtures and Tenant's Alterations for the full actual replacement cost thereof;

                           (3) Such other insurance that is either (i) required
by any Lender, or (ii) reasonably required by Landlord and customarily carried by tenants of similar property in similar businesses.

                  B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this Section 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least 30 days prior written notice to Landlord so long as such provision of 30 days notice is reasonably obtainable, but in any event not less than 10 days prior written notice; (vi) shall not have a "deductible" in excess of such amount as is approved by Landlord; (vii) shall contain a cross liability endorsement; and
(viii) shall contain a "severability" clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this Section 9.1.

                  C. A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this Section 9.1 (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section 9.1, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than 5 days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy and all insurance policies required to be procured by Tenant pursuant to this Section 9.1. If any Lender or insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Section 9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated.

         9.2 Landlord's Insurance: Landlord shall have the following obligations and options regarding insurance:

                  A. Landlord shall maintain a policy or polices of fire and property insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than 12 months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord, which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires, and (ii) shall contain reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to 10% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant's Alterations of Tenant.

                  B. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from and occurrence in, on or about the project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

         9.3 Tenant's Obligation to Reimburse: If Landlord's insurance rates for the Building are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

         9.4 Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs Section 9.1A and Section 9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of Section 9.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in questions permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

                                   ARTICLE 10

                LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY

         10.1 Limitation on Landlord's Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenant's business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord;
(iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to Section 9.4, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord's willful misconduct or gross negligence of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.

         10.2 Limitation on Tenant's Recourse: If Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Tenant shall not have recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations.

         10.3 Indemnification of Landlord: Tenant shall save, protect, hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than the willful misconduct or gross negligence of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur, or (iii) an Event of Tenant's Default. The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 11

                               DAMAGE TO PREMISES

         11.1 Landlord's Duty to Restore: If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises unless Landlord terminates the Lease pursuant to Section 11.2 or by Tenant pursuant to
Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either
Section 11.2 or Section 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Tenant's Alterations and Trade Fixtures installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to Section 9.1A(2) shall be used for such purpose.

         11.2 Landlord's Right to Terminate: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

                  A. Either the Project or the Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 33% of the then actual replacement cost thereof;

                  B. Either the Project or the Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds 2% of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2B if one or more tenants of the Project agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

                  C. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within 15 days following the date of such damage; or

                  D. Either the Project or the Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

                  E. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds 2% of the replacement cost of the improvements insured, such peril shall be deemed an "Uninsured Peril".

         11.3 Tenant's Right to Terminate: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within 7 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

                  A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 270 days after the date of such damage; or

                  B. The Premises are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of such damage and such damage renders unusable more than 30% of the Premises.

         11.4 Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

                                   ARTICLE 12

                                  CONDEMNATION

         12.1 Landlord's Termination Right: Landlord shall have the right to terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all or any part of the Premises is so taken, (ii) more than 10% of the

Building Rentable Area is so taken, or (iii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

         12.2 Tenant's Termination Right: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more of the Premises is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least 80% of the number of spaces allocated to Tenant by Section 2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restriping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

         12.3 Restoration and Abatement of Rent: If any part of the Premises or the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken, the Base Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

         12.4 Temporary Taking: If any portion of the Premises is temporarily taken for one year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

         12.5 Division of Condemnation Award: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant; (ii) for the interruption of Tenant's business or its moving costs; (iii) for loss of Tenant's goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure
Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises. Any award other than for a temporary taking shall be solely for the benefit of Landlord, and Tenant hereby waives any right thereto (including, without limitation, any award based upon any "bonus value" of this Lease). Tenant hereby waives the provisions of any Law governing a lessee's right to terminate a leasehold or share in any award therefor to the extent inconsistent with this Article 12.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

         13.1 Events of Tenant's Default: Tenant shall be in default of its obligations under this Lease if any of the following events occur (an "Event of Tenant's Default"):

                  A. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 days after delivery of written notice from Landlord specifying such failure to pay; or

                  B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within 30 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30 day period, or if such breach could not be reasonably cured within said 30 day period, Tenant shall have failed to commence such cure within said 30 day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed but not to exceed 90 days from the date of Landlord's notice; or

                  C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

                  D. Tenant shall have abandoned the Premises or left the Premises substantially vacant; or

                  E. The occurrence of the following: (i) the making the Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 USC Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Paragraph 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

                  F. Tenant shall have failed to deliver documents required of it pursuant to Section 15.4 or Section 15.6 within the time periods specified therein.

         13.2 Landlord's Remedies: If an Event of Tenant's Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                  A. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right (but not the obligation) to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and
(iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

                  B. Landlord may enter the Premises and re-lease them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in re-leasing the Premises, including brokers' commissions, expenses of altering and preparing the Premises required by the re-leasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any re-leasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any re-leasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

                  C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Section 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant's right to possession of the Premises.

                  D. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Section 13C, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the lease as provided in California Civil Code Section 1951.4.

                  E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include:

                           (1) The worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

                           (2) Any other amount necessary to compensate Landlord
for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise);
(iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys' fees, experts' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

                  F. Nothing in this Section 13.2 shall limit Landlord's right to indemnification from Tenant as provided in Section 7.2 and Section 10.3. Any notice given by Landlord in order to satisfy the requirements of Section 13.1A or Section 13.1B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

         13.3 Waiver: One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or tender unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

         13.4 Limitation on Exercise of Rights: At any time that an Event of Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

         13.5 Waiver by Tenant of Certain Remedies: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repair and deduct from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Section 1174 and 1179 of the California Code of Civil Procedure.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

         14.1 Transfer By Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section 14.1 as "Tenant"):

                  A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable costs and attorneys' fees incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord's consent is granted. Landlord's reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord's behalf of (i) a Hazardous Material (as defined in Paragraph 7.2E of this Lease) used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law (as defined in Paragraph 7.2E of this Lease) by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to Section 14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferree to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall constitute a waiver of the provisions of this Section 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligation to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be consent to any Transfer.

                  B. At least 30 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) an accurately filled out response to Landlord's standard Hazardous Materials Questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within seven days after Landlord's receipt of such notice from Tenant. Landlord shall respond in writing to Tenant's request for Landlord's consent to a Transfer within the later of (i) 15 days of receipt of such request together with the required accompanying documentation, or (ii) seven days after Landlord's receipt of all information which Landlord reasonably requests within seven days after it receives Tenant's first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, Landlord will be deemed to have withheld consent to such Transfer. Tenant shall immediately notify Landlord of any material modification to the proposed terms of such Transfer.

                  C. In the event that Tenant seeks to make any Transfer, Landlord shall, prior to addressing the issue of whether or not it will consent to the proposed Transfer, have the right to terminate this Lease or, in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately entered into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Tenant's notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. Under no circumstances shall Tenant be entitled to share in any proceeds of any such new lease, nor shall it be entitled to receive any amounts from Landlord as a result of any such termination. In the event Landlord elects to so terminate this Lease then (i) if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent, and (ii) if Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen
(15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant's Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination.

                  D. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

                           (1) Tenant shall not be released of its liability for
the performance of all of its obligations under the Lease.

                           (2) If Tenant assigns its interest in this Lease,
then Tenant shall pay to Landlord 50% of all Subrent (as defined in Section 14.1D(5)) received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

                           (3) If Tenant sublets any part of the Premises, then
with respect to the space so subleased, Tenant shall pay to Landlord 50% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

                           (4) Tenant's obligations under this Section 14.1D
shall survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be an Event of Tenant's Default. At the time Tenant makes any payment to Landlord required by this Section 14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

                           (5) As used in this Section 14.1D, the term "Subrent"
shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles. As used in this Section 14.1D, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, and (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question.

                  E. If Tenant is a corporation, the following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of or affecting Tenant, whether or not Tenant is the surviving corporation; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity (or to any group of related persons or entities) of stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner owning 25% or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

                  F. Notwithstanding anything contained in Section 14.1, so long as Tenant complies with the provisions of Section 14.1 Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and Landlord shall not be entitled to terminate the Lease pursuant to Section 14.1C or to receive any part of any Subrent resulting therefrom that would otherwise be due it pursuant to Section 14.1D:

                           (1) Tenant may sublease all or part of the Premises
or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than 50%;

                           (2) Tenant may assign its interest in the Lease to a
corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or grater than the net worth of Tenant immediately prior to such transaction; and

                           (3) Tenant may assign this Lease to a corporation
which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction.

         14.2 Transfer By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises.

                                   ARTICLE 15

                               GENERAL PROVISIONS

         15.1 Landlord's Right to Enter: Landlord and its agents may enter the Premises at any reasonable time after giving at least 24 hours' prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, mortgagees or tenants; (v) making necessary alterations, additions or repairs; (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises ordinary "for lease" signs or "for sale" signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this Section 15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

         15.2 Surrender of the Premises: Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for
(i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to Section 7.2A or Section 7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of the best standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, (i) remove any Tenant's Alterations which Tenant is required to remove pursuant to
Section 5.2 and repair all damage caused by such removal, and (ii) return the Premises or any part thereof to its original configuration existing as of the time the Premises were delivered to Tenant. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

         15.3 Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to 150% of the Base Monthly Rent payable during the last full calendar month of the Lease Term.

         15.4 Subordination: The following provisions shall govern the relationship of this Lease to any Security Instrument:

                  A. The Lease is subject and subordinate to all Security Instruments existing as of the Effective Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

                  B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

                  C. Tenant shall upon request execute any document or instrument reasonably required by any Lender to make this Lease either prior to or subordinate to a Security Instrument, which may include such other matters as the Lender customarily and reasonably requires in connection with such agreements, including provisions that the Lender not be liable for (i) the return of any security deposit unless the Lender receives it from Landlord, and
(ii) any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within 10 days after written demand therefor shall constitute an Event of Tenant's Default. Tenant approves as reasonable the form of subordination agreement attached to this Lease as Exhibit E.

         15.5 Mortgaged Protection and Attornment: In the event of default on the part of the Landlord, Tenant will use reasonable efforts to give notice by registered mail to any Lender whose name has been provided to Tenant and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure. Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

         15.6 Estoppel Certificates and Financial Statements: At all times during the Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party within 15 days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (ii) there are no uncured defaults in the requesting party's performance, and (iii) no rent has been paid more than 30 days in advance. At any time during the Lease Term Tenant shall, upon 15 days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

         15.7 Reasonable Consent: Except where a different standard for approval or consent is expressly set forth in this Lease, whenever any party's approval or consent is required by this Lease before an action may be taken by the other party, such approval or consent shall not be unreasonably withheld or delayed.

         15.8 Notices: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section R or Section S of the Summary (as applicable), (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this Section 15.8, provided, however, that any address to which notices may be sent must be a California address.

         15.9 Attorneys' Fees: In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a party of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

         15.10 Corporate Authority: If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the by-laws of such corporation (or partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon such corporation (or partnership) in accordance with its terms. Each of the persons executing this Lease on behalf of a corporation does hereby covenant and warrant that the party for whom it is executing this Lease is a duly authorized and existing corporation, that it is qualified to do business in California, and that the corporation has full right and authority to enter into this Lease.

         15.11 Miscellaneous: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, repair or invalidate any other provision hereof, and such remaining provision shall remain in full force and effect. Time is of the essence with respect to the performance of every provisions of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party.

Landlord shall not become or be deemed a partner or a joint venture with Tenant by reason of the provisions of this Lease.

         15.12 Termination by Exercise of Right: If this Lease is terminated pursuant to its tenants by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This Section 15.12 does not apply to termination of this Lease by Landlord as a result of an Event of Tenant's Default.

         15.13 Brokerage Commissions: Each party hereto (i) represents and warrants to the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than to the Retained Real Estate Brokers described in Section T of the Summary, and (ii) agrees to save, protect, indemnify, defend, and hold harmless the other party from any claim for any such commission or fees which result form the actions of the indemnifying party. Landlord shall be responsible for the payment of any commission owed to the Retained Real Estate Brokers if there is a separate written commission agreement between Landlord and the Retained Real Estate Brokers for the payment of a commission as a result of the execution of this Lease.

         15.14 Force Majeure: Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

         15.15 Private Restrictions: Landlord reserves to itself the right, from time to time, to grant such Private Restrictions that Landlord deems necessary or desirable, and to cause the recordation of parcel, tentative and final maps and other Private Restrictions, so long as such Private Restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any documents reasonably necessary or appropriate to effect or evidence any of such private Restrictions upon request of Landlord, and failure to do so shall constitute a material breach of this Lease.

         15.16 Entire Agreement: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant's business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until both Landlord and Tenant executes it. No subsequent change or addition to this lease shall be binding unless in writing and signed by Landlord and Tenant.

         15.17 Corporate Signers: If Tenant is a California corporation, then one of the following alternative requirements must be satisfied:

                           A. This Lease must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, and the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer. If one (1) individual is signing in two (2) of the foregoing capacities, that individual must sign twice: once as one officer and again as the other officer.

                           B. If there is only one (1) individual signing in two
         (2) capacities, or if the two (2) signatories do not satisfy the requirements of A above, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in a form reasonably acceptable to Landlord, authorizing the signatory(ies) to execute this Lease.

                                   ARTICLE 16

                              ADDITIONAL PROVISIONS

         16.1 Interior Improvements: The Premises shall be delivered to Tenant according to the space plan attached hereto, further described as Exhibit B. Tenant acknowledges and agrees that the Premises are to be leased and accepted by Tenant in their condition existing as of the Effective Date of this Lease without implied or expressed warranty or representation and with all patent and latent defects. Tenant shall be responsible for any costs associated with changes to Exhibit B before or after the execution of the Lease document.

                  Landlord shall provide the Premises with all existing electrical, HVAC and plumbing in good and workable condition, and to the extent that there are any warranties available, Landlord agrees to endeavor to provide Tenant with access to those warranties.

                  A. Tenant shall establish and maintain during the Terms hereof a program to encourage maximum use of public Transportation by personnel of Tenant employed on the Premises, including without limitation the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Building, staggering work hours of employees, and encouraging use of such facilities, all at Tenants' sole reasonable cost and expense.

                  B. Tenant agrees to comply with any lawful regulation or ordinance of the City of Pleasanton or the County of Alameda respecting transportation management in those jurisdictions, related solely to the conduct of Tenant's business within the premises. In particular, Tenant shall comply at all times with the City of Pleasanton's Transportation Systems Management Ordinance (T.S.M. Ordinance, Chapter 17.24, Pleasanton Municipal Code), as said Ordinance may be amended from time to time.

         16.2 Additional Security Deposit: Upon Lease execution, Tenant shall deposit with Landlord Twenty-three thousand four hundred ten and 00/100 dollars ($23,410.00) as Additional Security Deposit as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent. The Additional Security Deposit shall be subject to the same terms and conditions of paragraph 3.5 of the Master Lease.

The additional Security Deposit shall be returned to Tenant under the following schedule so long as Tenant has not been in default of the Lease as defined in
Article 13 of the Master Lease:

       At the end of the twelfth month of occupancy                   $7,804.00 returned to Tenant

       At the end of the twenty-fourth month of occupancy             $7,804.00 returned to Tenant

       At the end of the thirty-six month of occupancy                $7,802.00 returned to Tenant

                  Landlord agrees to review the revised financial information on Media Synergy Software Corporation subsequently to the plan IPO. Within thirty
(30) days of receipt of such financial information, Landlord shall reasonably determine if the Additional Security Deposit shall be returned, in its entirety or portion thereof, to Tenant in lieu of the above stated schedule.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.

LANDLORD:                                    TENANT

Cranbrook Realty Investment Fund, LP         Media Synergy Software Corporation,
dba: Las Positas Office Plaza                a California corporation

By: Cranbrook Equity Investment Corporation
   a California Corporation, General Partner


 /s/ K.M. FitzPatrick                         /s/ Martha Ainsley
--------------------------------------       -----------------------------------
Kevin M. FitzPatrick                         Wilson Lee
Vice President, Operations                   Chief Financial Officer

Dated: 11/2/99                               Date: 11/2/99
      --------------------------------             -----------------------------

                                    EXHIBIT A

                                    EXHIBIT B



All work to be completed by Landlord will be done using building standard finishes:

-     Paint the Premises

-     Carpet the Premises

-     Installation of lower cabinets with sink

-     Sidelight replaced with drywall

-     Demising wall installed

-     VCT installed in kitchen area

                                    EXHIBIT D

                              ACCEPTANCE AGREEMENT

THIS ACCEPTANCE AGREEMENT is made as of ____________1999, by and between the parties hereto with regard to that Lease dated October 10, 1999, by and between Cranbrook Realty Investment Fund, L.P. dba Las Positas Office Plaza as Landlord and Media Synergy Corporation as Tenant, affecting those Premise commonly known as 5976 W. Las Positas Blvd., Suite 126, Pleasanton, California. The parties hereto agree as follows:

         1. All improvements required to lie constructed by Landlord by the Lease have been completed in accordance with the terms of the Lease and are hereby accepted by Tenant, subject to the completion of punchlist items on Exhibit "A" attached hereto.

         2. Possession of the Premise has been delivered to Tenant and Tenant has accepted and taken possession of the Premise.

         3. The commencement Date of the Lease Term is dated November 1, 1999 and the Lease Term shall expire October 31, 2004 unless sooner terminated according to file terms of the Lease or by mutual agreement.

         4. The Base Monthly Rent initially due pursuant to the lease is $2.30 per rentable square foot per mouth, subject to any subsequent adjustments required by the Lease.

         5. Landlord has received a Security Deposit of Eleven thousand five hundred ninety and 00/00 dollars ($11,590.00). In addition, Tenant has prepaid rent in the amount of five thousand three hundred thirteen and 40/100 dollars ($5,331.40), which shall be applied to the first installment of Base Monthly Rent.

         6. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and as of the date hereof, Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.



LANDLORD:                                    TENANT
Cranbrook Realty Investment Fund, LP         Media Synergy Software Corporation,
dba: Las Positas Office Plaza                a California corporation
By: Cranbrook Equity Investment Corporation
  a California Corporation, General Partner


By:______________________________
Kevin M. FitzPatrick
Vice President, Operations                   By:________________________________
                                             Wilson Lee
Dated:___________________________            Chief Financial Officer

                                             Dated______________________________

                                    EXHIBIT E

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT


THIS Agreement made and entered into as of this ___ day of _________, 1999 by and among Cranbrook Realty Investment fund, L.P., dba: Las Positas Office Plaza, with an address at 5994 W. Las Positas Boulevard, Suite 205, Pleasanton, California (hereinafter "Lessor") and Media Synergy Software Corporation, a California corporation with an address at 5976 West Las Positas Blvd., Suite 126, Pleasanton, California (hereinafter: "Lessee") and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana Corporation, with an address c/o Lincoln Investment Management, Inc., 200 East Barry Street, P.O. Box 2390, Fort Wayne, IN 46801, Attention: Financial Services (hereinafter "Lender"),

                                   WITNESSETH:

WHEREAS Lessor and Lessee have entered into a Lease dated, 1999 (hereinafter referred to as "Lease") whereby Lessee leases from Lessor those certain premises located in the City of Pleasanton, County of Alameda, and State of California, more particularly described in Exhibit A attached hereto and made a part hereof (hereinafter "Demised Premises"); and

WHEREAS Lessor, for the purposes of securing a loan (hereinafter "Loan") from Lender, has executed (or will execute) a Promissory Note (hereinafter "Note") in favor of Lender, and for the purpose of securing the Note, Lessor has executed (or will execute) a Mortgage and Security Agreement or a Deed of Trust and Security Agreement or a Deed of Trust and Security Agreement (as applicable) (hereinafter "Mortgage":) creating a first and superior lien upon the real property described in Exhibit A; and

WHEREAS Lessor, Lessee and Lender desire to confirm their understanding with respect to the Lease and the Mortgage:

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and to induce Lender to proceed with the closing of the Loan, Lessor, Lessee and Lender hereby agree and covenant as follows:

1. Lessor agrees to all matters contained in this Agreement insofar as same affect its interests, and also agrees to furnish Lender, immediately upon receipt or dispatch of same, with copies of all notices which either Lessee or Lessor send to each other.

2. During the term of the Lease or any extensions or renewals thereof, so long as Lessee is not in default (after giving effect to any applicable grace period) in the payment of basic recent or percentage rent or in the performance of any of the terms, covenant or conditions of the Lease on Lessee's part to be performed, Lender agrees that it will not
         (i) take any action designed to disturb Lessee's possession and occupancy of the demised Premises nor to diminish or interfere with any of Lessee's rights and privileges under the Lease, or (ii) join lessee as a party defendant in any action or proceeding for the purpose of terminating Lessee's interest and estate under the Lease because of any default under the Mortgage.

3. In the event any proceedings are brought for the foreclosure of the Mortgage or if the Demised Premises are conveyed to the Lender by deed in lieu of foreclosure, Lessee shall attorn to Lender or the purchaser upon any such conveyance or foreclosure sale or trustee's sale and shall recognize Lender or such purchaser as landlord (lessor) under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Lessee agrees, however, to execute and deliver at any time and from time to time, upon the request of Lessor or Lender or any such purchaser (a) any instrument or certificate which, in the reasonable judgment of Lessor or Lender or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and (b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true, (i) that the Lease is in full force and effect,
         (ii) the date through which rentals have been paid, (iii) the date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that no default, or state of facts, which with the passage of time or notice would constitute a default, exists on the part of either party to the Lease, and (vi) the dates on which payments of percentage rentals (if any) are due under the terms of the Lease.

4. If Lender shall succeed to the interest of Lessor under the Lease in any manner, or if any purchaser acquires the Demised Premises upon any foreclosure of the Mortgage of any trustee's sale (or similar sale) under the Mortgage, Lender or such purchaser, as the case may be, in the event of attornment shall have the same remedies by entry, action or otherwise in the event of a default by Lessee in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Tenant's part to be performed that Lessor had or would have had if Lender or such purchaser had not succeeded to the interest of Lessor. From and after any such attornment, Lender or such purchaser shall be bound to Lessee under all the terms, covenants and conditions of the Lease, and Lessee shall, from and after the succession to the interest of Lessor under the Lease by Lender or such purchaser have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Lessee might have had under the Lease against the Lessor if Lender or such purchaser had not succeeded to the interest of Lessor, provided further, however, that Lender or such purchaser shall not be subject to any liability or obligation under the Lease or otherwise until Lender or such purchaser shall have acquired the interest of Lessor in the demised Premises by foreclosure or otherwise, and then only to the extent of liabilities or obligations accruing subsequent to the date that Lender or such purchaser has acquired the interest of Lessor, in furtherance of the foregoing, neither Lender or such purchaser shall be

                  (a) liable for any action or omission of any prior landlord failure to maintain and (including Lessor); or

                  (b) liable for the return of any security deposits (except such as have been delivered to it); or

                  (c) subject to any offsets or defenses which Lessee might have against any prior landlord (including Lessor) except for offsets and defenses which arise subsequent to the date that Lender or such purchaser acquires the interest of Lessor; or

                  (d) bond by any rent or additional rent which Lessee might have paid for more than the current month to any prior landlord (including Lessor); or

                  (e) bound by any amendment or modification of the Lease made without its written consent; or

                  (f) bound by the consent of any prior landlord (including Lessor), if required by the terms of the Lease, to any assignment or sublease or Lessee's interest in the Lease made without also obtaining Lender's prior written consent; or

                  (g) personally liable for any default under the Lease or any covenant on its part to be performed thereunder as landlord, it being acknowledged that Lessee's sole remedy in the event of such default shall be to proceed against Lender's interest as mortgagee in the Demised Premises.

5. Lessee agrees to give Lender notice of any default by Lessor under the Lease at the same time as Lessee gives notice to the Lessor. Lender shall be entitled, but shall not be obligated, upon notice of a default by Lessor under the Lease to remedy the default of the Lessor provided that Lender promptly commences action to correct the default within thirty (30) days, and Lender proceeds with due diligence and without interruption to complete the action necessary to cure the default. Lender shall in no event be obliged to cure a default which is personal to Lessor and, therefore, not reasonably susceptible of cure by Lender.

6. In the event Lessee receives written notice from Lender that there has been a default under the Loan and that rentals due under the Lease are to be paid to Lender pursuant to the terms of the Lease and authorizes Lessee to make such payments to Lender, or as otherwise directed by Lender, and hereby releases and discharges Lessee of any and from any liability to Lessor on account of any such payments.

7. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Lessor under the Lease in the event of any default by Lessee in the payment of any rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed.

8. Any notice or communication required or permitted hereunder shall be given in writing, sent by United States mail, postage prepaid, registered or certified mail, or by facsimile transmission (provided that such facsimile is confirmed by mail in the manner previously described), addressed to the recipient party at its address set forth above, or to such other address or in the case of such other person as hereafter shall be designated in writing by the applicable party and shall be deemed to have been given as of the date of receipt.

9. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or there respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Demised Premises, and their respective heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have hereunder caused this Agreement to be duly executed as of the day and year first above written.


"LESSOR"                                 "LENDER"
Cranbrook Realty Investment Fund, L.P.   Lincoln National Life Insurance Company
Dba: Las Positas Office Plaza            By:  Lincoln Investment Management, its
                                              Attorney in Fact
By: Cranbrook Equity Investment          By:____________________________________
    Corporation
    a California Corporation,            Title:_________________________________
    General Partner

                                         Date:__________________________________
By:___________________________________
        Kevin M. FitzPatrick
Title:  Vice President/Operations

Date:_________________________________

"LESSEE"
Media Synergy Software Corporation,
a California corporation


By:___________________________________
        Wilson Lee
Title:  Chief Financial Officer

Date:_________________________________

                                    EXHIBIT F


                      STANDARDS FOR UTILITIES AND SERVICES



                  The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modification and additions hereto:

                  As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

        (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 8:00 a.m. to 8:00 p.m., and have one elevator available at all other times.

        (b) On Monday through Friday, except holidays, from 8:00 a.m. to 6:00 p.m., (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to co-operate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the building's chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

        (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business in the amount approximately two and one half (2.5) watts per square foot. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the terms, classifications and rate charges to similar consumers by the public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or unusual amounts of such services without written consent of Landlord. Should Tenant use such services to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

        (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes herein above stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

        (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clear and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal or any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the premises as offices.

        (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants, conditions, provisions or agreement of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                    EXHIBIT G

RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any Tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space herein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or other inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from adjusting controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or airs outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

         The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Tenant shall nor mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each Tenant shall cooperate to prevent same.

23. Landlord reserves the right to exclude or expel form the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any Tenant on the Premises, except that use by Tenant of Underwriters Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. The requirements of the Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other Tenant, but no such waiver by Landlord shall be constructed as a continuous waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

34. Landlord reserves the right to make such other reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT "H"

                        HAZARDOUS MATERIALS QUESTIONNAIRE


Las Positas Office Plaza

To:               Media Synergy Software Corporation

From:   The Cranbrook Group

SUBJECT: Hazardous Materials Questionnaire As It Relates to California Health and Safety Code Sections 25503.5 and 25503.6

California Health and Safety Code Section 25503.5 requires any business which handles hazardous Materials in excess of certain limits to establish a business plan for emergency response to a release or threatened release of Hazardous Materials. Health and Safety code Section 25503.6 specifies that any business which is required under Section 25503.5 to establish and implement a business plan and is located on leased property is required to notify the owner in writing that the business is subject to Section 25503.5 and to provide a copy of the business plan to the owner within five working days after receiving a request from the owner or owner's agent for a copy.

The purpose of this letter is to request that you either verify that you are not subject to Health and Safety Code Sections 25503.5 and 25503.6 or that you provide the information required to be provided by those Sections by:

         1.       Completing the attached acknowledgment;

         2.       Completing the attached questionnaire;

         3. If you are a reporting company, attaching a copy of your hazardous materials management plan.

If you have any questions as to your own specific requirements, please contact the local fire department to assess your use.

                                 ACKNOWLEDGMENT

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT (Mark One):

________________ Does not use any hazardous materials other than minor amounts of reproduction janitorial chemicals consistent with routine office uses (NO NEED TO FILL OUT THE ATTACHED HAZARDOUS MATERIALS QUESTIONNAIRE.)

________________ Does not use hazardous materials in a manner or in a quantity requiring the preparation of a hazardous material management plan or any other documents under California Health and Safety Code Section 25503.5. (Please fill out the attached Hazardous Materials Questionnaire.)

________________ Uses only those chemicals identified in the attached questionnaire in accordance with the provisions of the attached hazardous materials management plan, which has been approved by the Fire Department of the City of Pleasanton and is in full force and effect. (Please fill out the attached Hazardous Materials Questionnaire and attached copy of your Hazardous Materials Management Plan.)

THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT IT HAS COMPLETED IN ALL RESPECTS TO THE PROVISIONS OF LOCAL, STATE AND FEDERAL LAW AND THE HAZARDOUS MATERIALS MANAGEMENT LAW ATTACHED HERETO IN CONNECTION WITH ITS STORAGE, USE AND DISPOSAL OF HAZARDOUS MATERIALS AND THAT IT HAS DISPOSED OF HAZARDOUS MATERIALS ONLY BY
(1) DISCHARGE TO APPROPRIATELY TREATED WASTE TO A PUBLICLY OWNED TREATMENT WORK IN ACCORDANCE WITH A VALID AND ENFORCEABLE WASTE DISCHARGE PERMIT AND (2) DELIVERY OF HAZARDOUS WASTES TO A PROPERLY LICENSED WASTE DISPOSAL AGENT.

IN WITNESS WHEREOF, the undersigned, an authorized officer of the aforementioned company has executed to this acknowledgment as of the date written below.



Media Synergy Software Corporation


By: /s/ Martha Ainsley
   -------------------------------
       Wilson Lee
       Chief Financial Officer

                        HAZARDOUS MATERIALS QUESTIONNAIRE

This questionnaire is designed to solicit information regarding your proposed use of hazardous or toxic materials. Please complete the questionnaire and return it to (with Lease Documents) for evaluation. If your use of materials or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management.

Your cooperation in this matter is appreciated. If you have any questions do not hesitate to call us for assistance.

        PROPOSED LESSEE OR TENANT

                                  Name (Corporation, Individual, Corporate or Individual DBA, or Public Agency


                                  Standard Industrial Classification Code (SIC)

                                  Street Address

                                  City, State, Zip Code

Contact Person & Title:______________________________________________________
Phone Number:(____) ________________ Facsimile Number: (____) _________________

        LOCATION AND ADDRESS OF PROPOSED LEASE

                                  Street Address

                                  City, State, Zip Code

        DESCRIPTION OF PROPOSED FACILITY USE:

Describe proposed use and operation of Premises including principal products or service to be conducted at facility:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Does the operation of your business involve the use, generation, treatment, storage, transfer or disposal or hazardous wastes or materials? Yes ____ No ____. If yes, or if your SIC code number is between 2000 to 4000, please complete Section IV.

        PERMIT DISCLOSURE

Does the require permits, license or plan approval from any of the following agencies?

        Environmental Protection Agency

        or County Sanitation District

        The  Department of Health Services

        Nuclear Regulatory Commission

        Quality Management District

        Bureau of Alcohol, Firearms and Tobacco

        or County Fire Department

        Regional Water Quality Control Board

Corporate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If your answer is yes to any of the above questions please complete Sections V and VI.

        HAZARDOUS MATERIALS DISCLOSURE

Are any hazardous or toxic materials or substances be stored on-site? Yes ____ No ____. If yes, please describe the materials or substances to be stored, qualities and proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid(S), Liquid(L) or Gas(G):


Material                 Storage Method              Quantity On A Monthly Basis

Attach additional sheets if necessary.

Is any facility modification required or planned to mitigate the release of toxic or hazardous substance or wastes into the environment? ________ Yes ____ No ____. If yes, please describe the proposed facility modifications:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  HAZARDOUS WASTE DISCLOSURE

Will any hazardous waste, including recyclable waste, be generated by the operation of your business? Yes ____ No ____. If yes, please list the hazardous waste which will be generated at the facility, its hazardous waste and volume/frequency of generation on a monthly basis.


Waste Name               Hazardous Class                           Volume/Month


Attached additional sheets if necessary.

If yes, please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other).

Waste Name                                               Storage/Month


If yes, please also describe the method(s) of disposal for each waste. Indicate where disposal will take place and method of transportation to be used:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Is any treatment or processing of hazardous wastes to be conducted on-site? Yes ____ No ____. If yes, please describe proposed treatment/processing methods:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Have there been any agency enforcement actions regarding the company facilities, or any existing company facilities, or any past, pending our outstanding administrative orders or consent decrees? Yes ____ No ____. If yes, have there been any continuing compliance obligations imposed on your company as a result of decrees or orders? Yes ____ No ____. If yes, please describe.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Has the company been the receipt of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes ____ No ____. If yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Are there any pending citizen lawsuits, or have any notices of violations been provided to the company or any existing facilities pursuant to the citizens suit provisions of any statute? Yes ____ No ____. If yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Have there been any previous lawsuits against the company regarding environmental concerns? Yes ____ No ____. If yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Has any environmental audit ever been conducted at any of your company's existing facilities? Yes ____ No ____. If yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Does your company carry environmental impairment insurance? Yes ____ No ____. If yes, what is the name of the carrier and what are the effective periods and monetary limits of such coverage?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.

Dated: _______________________           Signature:  ___________________________

                                         Print Name: ___________________________

                                         Title: ________________________________

                                    EXHIBIT I

                       DESCRIPTION OF PRIVATE RESTRICTIONS


Reference is hereby made to that certain Declaration of Covenants, Conditions and Restrictions for Hacienda Business Park (No. 2) recorded January 24, 1985, Series No. 85-14396 of Office Records, Chicago Title Insurance Company. Landlord and Tenant agree that they are fully bound by the above-named Declaration.

                                    EXHIBIT J

                                  SIGN CRITERIA

1.      SIGN CRITERIA

        These criteria establish the uniform policies for all Tenant signage for leased space at Las Positas Office Plaza. These criteria have been established for the purpose of maintaining the overall appearance of the project. Conformance will be strictly enforced. Any sign installed which does not conform to the sign criteria will be brought into conformity at the expense of the Tenant.

A.      General Specifications

        1.        Measurements

                  a. Tenant Name - 1" upper and lower case minus 65% spacing; Color #48, Camel Beige; Typeface - Rockwell Medium

                  b. Suite Number 1 1/4" minus 65% spacing; Color - #48, Camel Beige; Typeface - Rockwell Medium

        2.        All signage is to be applied to existing tenant name plate.

        3. Tenant shall be allowed one (1) directory strip on the building directory sign.

        4. Tenant shall be allowed one (1) sign regardless of size of occupancy.

        5.        Lettering and installation provided at sole cost of Landlord.

        6.        No electrical or audible signs will be allowed.

        7. Except as provided herein, no company logos, advertising placards, banners, pennants, names, insignias, trademarks or other descriptive material shall be affixed or maintained upon any automated machine, glass panes of the building, building exterior, landscaped areas, streets, or parking or other common areas of the project.

        8. Sign criteria are subject to change as may be determined at Landlord's sole discretion.